SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                AMENDMENT NO. 3


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  April 9, 2002




                          FRANKLIN LAKE RESOURCES INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


            0-21812                                52-2352724
    ------------------------         ------------------------------------
    (Commission File Number)         (IRS Employer Identification Number)


               172 Starlite Street, South San Francisco, CA 94080
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (650) 588-0425
                                                           --------------





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NOTE: THIS IS THE THIRD AMENDMENT OF THE CURRENT REPORT ON FORM 8-K FILED ON
APRIL 16, 2002, AND AMENDED ON MAY 17, 2002 AND JUNE 26, 2002.


ITEM 1: CHANGES IN CONTROL OF REGISTRANT

None


ITEM 2: ACQUISITION OF DISPOSITION OF ASSETS


Registrant has entered into an Agreement for Purchase and Sale of Assets with Xenolix Technologies Inc., dated April 9, 2002, under which Registrant will acquire the operating equipment used in Xenolix's mining business and its intellectual property. In exchange Registrant will issue to Xenolix 1,201,657 shares of its common stock. Registrant will also issue a six-month warrant to purchase an additional 1,201,657 shares and a 12 month warrant for another 1,201,657 shares, both warrants being dependent upon Registrant being able to sell gold, platinum, and palladium during a six-month period, using Xenolix technology, at a net profit. Each warrant allows Xenolix to purchase shares of Registrant at $1.08 per share, the average closing price for the ten days prior to execution of the Agreement. If both warrants were exercised, Xenolix would acquire a total of 3,604,971 shares.


This agreement differs from a prior, preliminary version dated February 25, 2002, which provided that Registrant would issue Xenolix 3,604,972 shares, without warrants and without conditions.

A copy of the press release dated April 9, 2002, issued by Registrant with respect to the Agreement dated April 9, 2002, is attached to this Report as
Exhibit 99.1. A copy of the press release dated February 25, 2002, issued by Registrant with respect to the agreement dated February 25, 2002, is attached to this Report as Exhibit 99.2. (This preliminary agreement was not previously reported to the Securities and Exchange Commission; this press release was not previously filed with the Commission.)

A copy of the Agreement dated April 9, 2002, is attached to this Report as
Exhibit 99.3.

There is no business or personal relationship between any director or officer of Registrant and any director or officer of Xenolix. No director or officer of Xenolix will become a director or officer of Registrant.




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ITEM 3: BANKRUPTCY OR RECEIVERSHIP

Not applicable


ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:


(a) Registrant's Board of Directors has appointed Randy Simpson, CPA, PC, to audit its financial statements for the current fiscal year, ending October 31, 2002. This appointment was ratified by the shareholders at the Annual Meeting of Shareholders on April 19, 2002, in Las Vegas, Nevada.

(b) For its fiscal year ended October 31, 2001, Registrant (then incorporated under the Canada Business Corporation Act) had its financial statements audited by Ellis Foster, Chartered Accountants (herein "Ellis Foster"), of Vancouver, B.C. Ellis Foster was appointed auditor by the Company's board of directors effective June 28, 2001, and served as auditor through the completion of its audit of Registrant's financial statements for the fiscal year ended October 31, 2001. Since the end of its fiscal year on October 31, 2001, Registrant has been continued to the U.S. and now operates as a Nevada corporation. On January 3, 2002, Industry Canada issued a Certificate of Discontinuance, thereby terminating Registrant's official connection with Canada. Shortly thereafter, Ellis Foster orally advised Registrant that, because the Company was no longer a Canadian corporation, it would no longer be able to act as Registrant's auditor and that Registrant should arrange to have its financial statements for the fiscal year ending October 31, 2002, and the years following, audited by a certified public accountant in the U.S. Neither Ellis Foster nor Registrant issued a written statement to the other with respect to this termination of their relationship.

The report by Ellis Foster for the fiscal year ended October 31, 2001, did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principle. The termination of the relationship between Registrant and Ellis Foster was not based on any disagreement between it and the Registrant on any matter of accounting principle or practice, financial statement disclosure, or audit scope or procedure. Further, during the period from September 6, 2001, when Registrant's relationship with its prior auditor ceased, through the date Registrant's relationship with Ellis Foster ceased, there was no disagreement between Registrant and Ellis Foster, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Ellis Foster's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

See letter from Ellis Foster with its comments with respect to this paragraph
(b), attached as Exhibit 16.1.



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(c) For its fiscal year ended October 31, 2000, Registrant had its financial statements audited by Matthew Hoogendoorn, Chartered Accountant ("Mr. Hoogendoorn"), of Vancouver, B.C. Mr. Hoogendoorn was appointed auditor by the board of directors, effective November 30, 2000, and served as auditor until his resignation on September 6, 2001. Mr. Hoogendoorn also audited the financial statements for the first quarter of the following fiscal year, ending January 31, 2001.

Neither the report by Matthew Hoogendoorn for the fiscal year ended October 31, 2000, nor his report for the quarter ended January 31, 2001, contained an adverse opinion or a disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principle, except as described in the following paragraph. The termination of the relationship between Registrant and Matthew Hoogendoorn was not based on any disagreement between Mr. Hoogendoorn and Registrant on any matter of accounting principle or practice, financial statement disclosure, or audit scope or procedure. Further, during the period when Mr. Hoogendoorn served as Registrant's auditor, from November 30, 2000, through September 6, 2001, there was no disagreement between Registrant and Mr. Hoogendoorn, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Mr. Hoogendoorn's satisfaction, would have caused him to make reference to the subject matter of the disagreement(s) in connection with his report.

Both of Mr. Hoogendorn's audit reports contain the following statement: "In the United States, reporting standards for auditors require the addition of an explanatory paragraph (following the opinion paragraph) when the financial statements are affected by conditions that cast substantial doubt on the Company's ability to continue as a going concern such as those described in Note 1 to the consolidated financial statements. My report to the shareholders dated February 16, 2001 [for the fiscal year ended October 31, 2000; dated April 2, 2001 for the fiscal quarter ended January 31, 2001] is expressed in accordance with Canadian reporting standards which do not permit a reference to such uncertainties in the auditor's report when they are adequately disclosed in the financial statements."

Note 1 to the consolidated financial statements for the fiscal year ended October 31, 2000, provides: "Since inception in 1986, the Company has incurred cumulative losses of $38,439,696 and has a working capital deficiency of $34,625 at October 31, 2000. These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern which assumes that the Company will realize its assets and discharge its liabilities in the normal course of business. Realization values may be substantially different from carrying values as shown in these financial statements should the Company be unable to continue as a going concern.

Note 1 to the consolidated financial statements for the fiscal quarter ended January 31, 2001, provides: "Since inception in 1986, the Company has incurred cumulative losses of $38,506,270 and has a working capital deficiency of $24,012 at January 31, 2001. These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern which assumes that the Company will realize its assets and discharge its liabilities in the normal course of business. Realization values may be substantially different from carrying values as shown in these financial statements should the Company be unable to continue as a going concern. Note 1


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to the consolidated financial statements for the fiscal year ended October 31,
2000, and Note 1 to the consolidated financial statements for the fiscal quarter ended January 31, 2001, each contain the following additional paragraph: "The Company's ability to meet its obligations and maintain its operations is contingent upon several factors, including profitable operations, successful completion of additional financing arrangements, the continuing support of its creditors or the completion of a business combination with a company which would assist in obtaining necessary financing."

See letter from Matthew Hoogendoorn with his comments with respect to this paragraph (c), attached as Exhibit 16.2.

(d) For its fiscal year ended October 31, 1999, and for the prior five fiscal years, Registrant had its financial statements audited by Deloitte & Touche LLP, of Vancouver, B.C. On November 20, 2000, Deloitte & Touche LLP indicated to Registrant that it would resign as Registrant's auditor from November 30, 2000. Registrant issued a Notice of Change of Auditor on December 7, 2000.

The report by Deloitte & Touche LLP for the fiscal year ended
October 31, 1999, did not contain an adverse opinion or a disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principle, except as described below. The termination of the relationship between Registrant and Deloitte & Touche LLP was not based on any disagreement between such parties on any matter of accounting principle or practice, financial statement disclosure, or audit scope or procedure. Further, neither during the two most recent years in which it served as auditor of Registrant nor in the subsequent interim period preceding its resignation, was there any disagreement between Registrant and Deloitte & Touche LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

Deloitte & Touche LLP's audit report contains the following statement: "In the United States Reporting standards for auditors would require the addition of an explanatory paragraph following the opinion paragraph when the financial statements are affected by a significant uncertainty such as referred to in Note 1 regarding the Company's ability to continue as a going concern. Our report to the shareholders dated April 14, 2000 is expressed in accordance with Canadian reporting standards which do not permit a reference to such uncertainties in the auditors' report when the uncertainties are adequately disclosed in the financial statements."

Note 1 referred to in the preceding paragraph provides: "Since inception, the Company has incurred cumulative losses of $369,240 and has a working capital deficit of $37,270,547 at October 31, 1999 [such numbers are reversed, as seen on the financial statements; the cumulative losses were $37,270,547 and the working capital deficit was $369,240]. These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern which assumes that the Company will realize its assets and discharge its liabilities in the normal course of business. Realization values may be substantially different from carrying values as shown in these financial statements should the Company be unable to continue as a going concern.



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"The Company's ability to meet its obligations and maintain its operations is contingent upon several factors, including profitable operations, successful completion of additional financing arrangements, the continuing support of its creditors or the completion of a business combination with a company which would assist in obtaining necessary financing."

See letter from Deloitte Touche LLP with its comments with respect to this paragraph (d), attached as Exhibit 16.3.



ITEM 5: OTHER EVENTS AND REGULATION FD DISCLOSURE

See Item 2, including references to Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3


ITEM 6: RESIGNATION OF REGISTRANT'S DIRECTORS

Not Applicable


ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS:

No financial statements are included in this Report.

Exhibit

16.1     Letter dated August 21, 2002, from Ellis Foster, CA
         (filed with this amedment no. 3)

16.2 Letter dated August 26, 2002, from Matthew Hoogendoorn, CA (filed with this amendment no. 3)

16.3     Letter dated August 26, 2002, from Deloitte & Touche
         (filed with this amendment no. 3)

99.1 Press Release dated April 9, 2002 (Previously filed as Exhibit 99.1 to the Company's Form 8-K filed on E.D.G.A.R. April 15, 2002, and incorporated herein by reference)

99.2 Press Release dated February 25, 2002 (Previously filed as Exhibit 99.2 to the Company's Form 8-K filed on E.D.G.A.R. April 15, 2002, and incorporated herein by reference)

99.3     Agreement for Purchase and Sale of Assets (Previously filed as Exhibit
         99.3 to the Company's Form 8-K filed on E.D.G.A.R. April 15, 2002, and incorporated herein by reference)


ITEM 8: CHANGE IN FISCAL YEAR:

Not Applicable

ITEM 9: REGULATION FD DISCLOSURE

Not Applicable




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                                   SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by undersigned hereunto duly authorized.

Dated:  September 4, 2002              FRANKLIN LAKE RESOURCES INC.

                                       By:

                                       /s/ Father Gregory Ofiesh
                                       ----------------------------------
                                       Father Gregory Ofiesh, President





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